EXHIBIT 32.1
Section 1350 Certifications

STATEMENT FURNISHED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned are the Chief Executive Officer and Principal Financial Officer of Home System Group. This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Quarterly Report on Form 10-Q of Home System Group for the fiscal quarter ended June 30, 2007.

The undersigned certify that such 10-Q Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of Home System Group as of June 30, 2007.

This Certification is executed as of August 14, 2007

By: /s/ Weiqui Li
 -----------------------------------------
Weiqui Li
Chaiman and Chief Executive Officer
(Principal Executive Officer)

By: /s/ Kin Wai Cheung
-----------------------------------------
Kin Wai Cheung
Chief Financial Officer
(Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Home System Group and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.